                 LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN
                INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND

June 1, 1999

Dear Shareholder,

The previous six-month period was marked by continued strength in the U.S. economy, coupled with benign inflation and a steepening yield curve. During this period, the J.P. Morgan Institutional Service Treasury Money Market Fund posted a 2.23% return, besting the 2.07% return of the IBC U.S. Treasury & Repo Money Fund Average and the 2.17% return of the Lipper Institutional U.S. Treasury Money Market Funds Average. The fund's current average seven-day yield is 4.40%.

The fund maintained a stable net asset value of $1.00 over the period. On April 30, 1999, the net assets of the fund were approximately $357 million, while the assets of The Treasury Money Market Portfolio, in which the fund invests, amounted to approximately $627 million. Dividends of approximately $0.02 per share were paid from ordinary income.

This report includes a discussion with Robert Johnson, the portfolio manager primarily responsible for The Treasury Money Market Portfolio. In this interview, Skip talks about the events of the previous six months that had the greatest effect on the portfolio and discusses his investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS ......1       GLOSSARY OF TERMS ..............5

FUND PERFORMANCE ................2       FUND FACTS AND HIGHLIGHTS ......6

PORTFOLIO MANAGER Q&A ...........3       FINANCIAL STATEMENTS ...........8
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                     TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                ------------------        ----------------------------
                                                THREE       SIX           ONE         SINCE
AS OF APRIL 30, 1999                            MONTHS      MONTHS        YEAR        INCEPTION*
------------------------------------------------------------------        ----------------------------
J.P. Morgan Institutional Service Treasury
   Money Market Fund                            1.07%       2.23%         4.87%       5.08%
IBC U.S.  Treasury
   & Repo Money Fund Average**                  1.02%       2.07%         4.47%       4.64%
Lipper Institutional U.S.
   Treasury Money Market Funds Average          1.05%       2.17%         4.75%       4.93%

AS OF MARCH 31, 1999
------------------------------------------------------------------        ----------------------------
J.P. Morgan Institutional Service Treasury
   Money Market Fund                            1.08%       2.27%         4.94%       5.11%
IBC U.S.  Treasury
   & Repo Money Fund Average**                  1.02%       2.09%         4.53%       4.66%
Lipper Institutional U.S.
   Treasury Money Market Funds Average          1.06%       2.21%         4.81%       4.96%
------------------------------------------------------------------        ----------------------------


*THE FUND COMMENCED OPERATIONS ON JULY 7, 1997, AND HAS PROVIDED A TOTAL RETURN OF 5.10% FROM THAT DATE THROUGH APRIL 30, 1999. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS IN THE TABLE ABOVE ARE CALCULATED FROM JULY 31, 1997, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE ALL AVAILABLE.

**PERFORMANCE OF THE IBC U.S. TREASURY & REPO MONEY FUND AVERAGE IS THAT OF AN AVERAGE OF FUNDS MANAGED SIMILARLY TO THE J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. IBC IS A
NATIONALLY-RECOGNIZED SOURCE OF MONEY MARKET FUND DATA. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with ROBERT R. ("SKIP") JOHNSON, vice president, a member of the portfolio management team for The Treasury Money Market Portfolio, in which the fund invests. Prior to joining Morgan in 1988, Skip held positions with the Bank of Montreal and U.S. Steel, and founded the merchant banking firm of R.R. Johnson Associates. He is a graduate of Dartmouth College. This interview was conducted on May 18, 1999, and reflects Skip's views on that date.

WHAT FACTORS HAVE MOST INFLUENCED THE MONEY MARKETS OVER THE PAST SIX MONTHS?

RRJ: In the U.S., the economy has continued to be strong, even stronger than we had expected. The strength of the equity markets, and the tremendous wealth effect that has resulted for both households and corporations, has driven this economic growth. Our economist believes this wealth effect was a major reason the U.S. was able to shrug off the economic sluggishness seen globally. Such persistent strength, particularly when coupled with signs of a rebound in global economic growth like we have been seeing, would often incite the Federal Reserve to bump up interest rates. But with inflation remaining in check, the Fed has maintained its neutral stance, although it just announced a shift to a tightening bias from a neutral one. But since tightening is not expected to take place in the near term, we saw a modest steepening of the yield curve during the period, particularly in the past few months.

Globally, things are beginning to settle down. The Fed was forced to ease short-term rates three times in the fourth quarter of 1998 in response to global economic crises. Of late, however, there are indications that the global economy is beginning to stabilize, as evinced by industrial production growth in Japan and firming prices of oil and other commodities. This, combined with benign inflation, is bolstering investor confidence and our confidence that non-U.S. growth is bottoming.

TO WHAT DO YOU ATTRIBUTE THE PORTFOLIO'S PERFORMANCE OVER THE PERIOD?

RRJ: Our performance over the last six months has been strong, as we were able to allocate assets into longer-term Treasury bonds from overnight repurchase agreements as the Treasury yield curve out to one year steepened and these instruments became more attractive. We began moving more into the Treasuries in January, when a strong GDP report caused market sentiment to shift away from expectations of lower rates, a Fed easing, and a weaker economy. Prior to that, a flat to inverted yield curve forced us to weight the portfolio more heavily in the repos, as there was little value in the Treasury curve.

We kept the average maturity long within its 60-day limit throughout the six-month period. Of course, at the same time, we always need to focus on managing the portfolio's liquidity and maturity, so we can have assets available to take advantage of any opportunities and to meet redemptions. Although the portfolio always maintains a barbell structure, we ladder the maturities of our investments on the long end of the barbell to ensure adequate liquidity.

WHAT DO YOU SEE ON THE HORIZON IN THE MONEY MARKETS, AND HOW WILL YOU POSITION THE PORTFOLIO?

RRJ: We expect the U.S. economy to continue to be strong; in fact, we recently raised our 1999 GDP forecast again. But since we also expect inflation to continue to be benign, we think the Fed will stick with its patient approach to rates and remain on hold in the near term, despite its shift to a tightening bias. This should result in continued steepening of the yield curve. Regardless, we believe that concern in the market about the economy's continued strength may override recent indications that inflation remains in check. As a result, we expect the 30-year Treasury bond to trade between 5.40% and 6.00%, with risk on the upside of that range.

GLOSSARY OF TERMS

AVERAGE MATURITY: The weighted average time to maturity of the entire portfolio with the weights equal to the percentage of the portfolio invested in each security (see Maturity).

CREDIT RATING: The rating assigned to a bond or note by independent rating agencies such as Standard & Poor's Corporation and Moody's Investors Service. In evaluating creditworthiness, these agencies assess the issuer's present financial condition and future ability and willingness to make principal and interest payments when due.

CREDIT RISK: Financial risk that an obligation will not be paid and a loss will result.

LETTER OF CREDIT: Instrument or document issued by a bank guaranteeing the payment of a customer's drafts up to a stated amount and eliminating the seller's risk.

MATURITY: The date on which the life of a financial instrument ends through cash or physical settlement or expiration with no value or the date a security comes due and fully payable.

VARIABLE RATE DEMAND NOTE: Note representing borrowings that is payable on demand and that bears interest tied to a base money market rate, usually the bank prime rate. The rate on the note is adjusted upward or downward each time the base rate changes.

YIELD: Coupon rate of interest on a bond divided by the purchase price. As a bond's price falls, its yield rises and vice versa.

YIELD CURVE: A graph showing the term structure or level of interest rates ranging from the shortest to the longest maturities. The resulting curve shows if short-term interest rates are higher or lower than long-term rates. Normally, the longer the bond, the higher the yield it offers, resulting in a positive yield curve. An inverted yield curve can occur when there are supply/demand imbalances for various maturities, which results in short-term rates at higher levels than longer-term instruments.

YIELD SPREAD: The difference in yield between different types of securities. For example, if a Treasury bond is yielding 6.00% and a municipal is yielding 5.00%, the yield spread is 1.00% or 100 basis points.

FUND FACTS

INVESTMENT OBJECTIVE

J.P. Morgan Institutional Service Treasury Money Market Fund seeks to provide high current income consistent with the preservation of capital and same-day liquidity. It is designed for investors who seek to preserve capital and earn current income from a portfolio of direct obligations of the U.S. Treasury and obligations of certain U.S. government agencies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
7/7/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/99
$357,423,939

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 4/30/99
$626,819,986

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
MONTHLY
LONG-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/13/99

EXPENSE RATIO
The fund's current annualized expense ratio of 0.44% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1999

DAYS TO MATURITY
(PERCENTAGE OF TOTAL INVESTMENTS)

- 0-30 DAYS 68.83%
- 31-60 DAYS 6.83%
- 90+ DAYS 24.34%



AVERAGE 7-DAY CURRENT YIELD
4.40%*

AVERAGE LIFE
47.1 days

*YIELD REFLECTS THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE AVERAGE 7-DAY CURRENT YIELD WOULD HAVE BEEN 4.24%.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. WHILE THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL CONTINUE TO DO SO.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The Treasury Money Market Portfolio
  ("Portfolio"), at value                          $359,127,141
Receivable for Expense Reimbursements                    40,234
Deferred Organization Expenses                            7,510
Prepaid Expenses and Other Assets                         2,380
                                                   ------------
    Total Assets                                    359,177,265
                                                   ------------
LIABILITIES
Dividends Payable to Shareholders                     1,573,097
Service Organization Fee Payable                         96,211
Shareholder Servicing Fee Payable                        19,242
Administrative Services Fee Payable                       9,960
Accrued Trustees' Fees and Expenses                         546
Fund Services Fee Payable                                   204
Accrued Expenses                                         54,066
                                                   ------------
    Total Liabilities                                 1,753,326
                                                   ------------
NET ASSETS
Applicable to 357,433,937 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $357,423,939
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                               $1.00
                                                           ----
                                                           ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $357,434,016
Accumulated Net Realized Loss on Investment             (10,077)
                                                   ------------
    Net Assets                                     $357,423,939
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                     $12,481,717
Allocated Portfolio Expenses (Net of
  Reimbursement of $145,970)                                     (493,417)
                                                              -----------
    Net Investment Income Allocated from
      Portfolio                                                11,988,300
FUND EXPENSES
Service Organization Fee                           $637,978
Shareholder Servicing Fee                           127,595
Administrative Services Fee                          67,337
Registration Fees                                    24,408
Transfer Agent Fees                                   8,181
Professional Fees                                     8,100
Fund Services Fee                                     5,300
Administration Fee                                    3,969
Trustees' Fees and Expenses                           2,351
Amortization of Organization Expenses                 1,169
Miscellaneous                                        13,326
                                                   --------
    Total Fund Expenses                             899,714
Less: Reimbursement of Expenses                    (262,746)
                                                   --------
NET FUND EXPENSES                                                 636,968
                                                              -----------
NET INVESTMENT INCOME                                          11,351,332
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                        (5,769)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $11,345,563
                                                              -----------
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED     FOR THE FISCAL
                                                   APRIL 30, 1999      YEAR ENDED
                                                    (UNAUDITED)     OCTOBER 31, 1998
                                                   --------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   11,351,332   $     18,430,876
Net Realized Loss on Investment Allocated from
  Portfolio                                                (5,769)            (4,308)
                                                   --------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                       11,345,563         18,426,568
                                                   --------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (11,351,253)       (18,430,876)
Net Realized Gain                                              --               (974)
                                                   --------------   ----------------
    Total Distributions to Shareholders               (11,351,253)       (18,431,850)
                                                   --------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  (AT A CONSTANT $1.00 PER SHARE)
Proceeds from Shares of Beneficial Interest Sold    1,743,352,003      4,249,895,488
Reinvestment of Dividends and Distributions               868,547            675,097
Cost of Shares of Beneficial Interest Redeemed     (1,858,069,965)    (3,815,268,896)
                                                   --------------   ----------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                  (113,849,415)       435,301,689
                                                   --------------   ----------------
    Total Increase (Decrease) in Net Assets          (113,855,105)       435,296,407
NET ASSETS
Beginning of Period                                   471,279,044         35,982,637
                                                   --------------   ----------------
End of Period                                      $  357,423,939   $    471,279,044
                                                   --------------   ----------------
                                                   --------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                            FOR THE PERIOD
                                                       FOR THE         FOR THE FISCAL        JULY 7, 1997
                                                   SIX MONTHS ENDED         YEAR           (COMMENCEMENT OF
                                                    APRIL 30, 1999    ENDED OCTOBER 31,   OPERATIONS) THROUGH
                                                     (UNAUDITED)            1998           OCTOBER 31, 1997
                                                   ----------------   -----------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $          1.00    $           1.00    $             1.00
                                                   ----------------   -----------------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.0221              0.0514                0.0169
Net Realized Gain (Loss) on Investment                     (0.0000)(a)          (0.0000)(a)             0.0000(a)
                                                   ----------------   -----------------   -------------------
Total from Investment Operations                            0.0221              0.0514                0.0169
                                                   ----------------   -----------------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (0.0221)            (0.0514)              (0.0169)
Net Realized Gain                                               --             (0.0000)(a)            (0.0000)(a)
                                                   ----------------   -----------------   -------------------
Total Distributions to Shareholders                        (0.0221)            (0.0514)              (0.0169)
                                                   ----------------   -----------------   -------------------

NET ASSET VALUE, END OF PERIOD                     $          1.00    $           1.00    $             1.00
                                                   ----------------   -----------------   -------------------
                                                   ----------------   -----------------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  2.23%(b)             5.27%                1.71%(b)
Net Assets, End of Period (in thousands)           $       357,424    $        471,279    $           35,983
Ratios to Average Net Assets
  Net Expenses                                                0.44%(c)             0.37%                0.28%(c)
  Net Investment Income                                       4.45%(c)             5.11%                5.29%(c)
  Expenses without Reimbursement                              0.60%(c)             0.66%                1.71%(c)

------------------------
(a) Less than $0.0001.

(b) Not Annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J. P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional Service Treasury Money Market Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on July 7, 1997.

The fund invests all of its investable assets in The Treasury Money Market Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (57% at April 30, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income and net realized capital gains, if any, are declared as dividends daily and paid monthly. Net short-term capital gains, if any, will be distributed in accordance with the requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, and may be reflected in the fund's daily dividends. Substantially all the realized net long-term capital gains, if any, are declared and paid annually, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the fund.

   d) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund incurred organization expenses in the amount of $11,741. These costs were deferred and are being amortized on a straight-line basis over a five year period from the commencement of operations.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Code, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J. P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

   g) For federal income tax purposes, the fund had a capital loss carryforward at October 31, 1998 of $4,308 which expires in 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1999, the fee for these services amounted to $3,969.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 1999, the fee for these services amounted to $67,337.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than the following respective percentages of average daily net assets of the fund for the periods indicated below:

August 1, 1998 -- November 30, 1998........................      0.40%
December 1, 1998 -- Current................................      0.45%

      For the six months ended April 30, 1999, J.P. Morgan has agreed to reimburse the fund $408,716 for expenses under this agreement. The total operating expenses for the fund is a blended ratio which is based on reimbursements in effect for the six months ended April 30, 1999 and may not necessarily represent the actual amount incurred by the shareholder. This reimbursement arrangement can be changed or terminated at any time after February 28, 1999 at the option of J.P. Morgan.

J. P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.05% of the average daily net assets of the fund. For the six months ended April 30, 1999, the fee for these services amounted to $127,595.

   d) The trust on behalf of the fund, has a Service Plan with respect to fund shares which authorizes it to compensate Service Organizations for providing account administration and other services to their customers who are beneficial owners of such shares. The fund will enter into agreements with Service Organizations which purchase shares on behalf of their customers ("Service Agreements"). The Service Agreements provide that the fund pay Service Organizations a fee which is computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets of the fund with respect to the shares of the fund attributable to or held in the name of the Service Organization for its customers. For the six months ended April 30, 1999, the fee for these services amounted to $637,978.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $5,300 for the six months ended April 30, 1999.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios, and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of these total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,100.

The Treasury Money Market Portfolio
Semiannual Report April 30, 1999
(unaudited)
(The following pages should be read in conjunction with J.P. Morgan Institutional Service Treasury Money Market Fund
Semiannual Financial Statements)

THE TREASURY MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                                          YIELD TO
    AMOUNT                                                                           MATURITY/
(IN THOUSANDS)                  SECURITY DESCRIPTION                 MATURITY DATE     RATE          VALUE
--------------    -------------------------------------------------  -------------   ---------   -------------
U.S. TREASURY OBLIGATIONS (43.7%)
$      80,000     United States Treasury Notes.....................  05/15/99           6.375%   $  80,047,514
       42,500     United States Treasury Notes.....................  05/31/99           6.250       42,522,728
       20,000     United States Treasury Notes.....................  07/31/99           5.875       20,017,530
       40,000     United States Treasury Notes.....................  09/30/99           7.125       40,403,656
       75,000     United States Treasury Notes.....................  10/31/99           7.500       75,991,478
       15,000     United States Treasury Notes.....................  01/15/00           6.375       15,172,943
                                                                                                 -------------
                      TOTAL U.S. TREASURY OBLIGATIONS..............                                274,155,849
                                                                                                 -------------
REPURCHASE AGREEMENTS (55.6%)
       30,000     First Boston Repurchase Agreement, dated
                    04/30/99, at 4.800%, proceeds include interest
                    $30,012,000 (collateralized by $24,708,000 U.S.
                    Treasury Bonds, 11.125% through 14.250%, due
                    02/15/02 though 08/15/03, valued at
                    $30,894,757)...................................  05/03/99           4.800       30,000,000
      118,534     Goldman Sachs Repurchase Agreement,
                    dated 04/30/99, at 4.890%, proceeds include
                    interest $118,582,303 (e)......................  05/03/99           4.890      118,534,000
       30,000     Lehman Brothers Repurchase Agreement,
                    dated 04/30/99, at 4.880%, proceeds include
                    interest $30,012,200 (collateralized by
                    $30,120,000 U.S. Treasury Notes, 5.250%, due
                    08/15/03, valued at $30,593,849)...............  05/03/99           4.880       30,000,000
       25,000     Merrill Lynch Repurchase Agreement,
                    dated 04/30/99, at 4.850%, proceeds include
                    interest $25,010,104 (collateralized by
                    $22,720,000 U.S. Treasury Notes, 7.000%, due
                    07/15/06, valued at $25,503,061)...............  05/03/99           4.850       25,000,000
      145,000     Westdeutsche Landesbank Repurchase Agreement,
                    dated 04/30/99, at 4.880%, proceeds include
                    interest $145,058,967 (collateralized by
                    $93,000,000 U.S. Treasury Bonds, 11.250%, due
                    02/15/15, valued at $148,838,803)..............  05/03/99           4.880      145,000,000
                                                                                                 -------------
                      TOTAL REPURCHASE AGREEMENTS..................                                348,534,000
                                                                                                 -------------
                  TOTAL INVESTMENTS AT AMORTIZED COST AND VALUE (99.3%).......................     622,689,849
                  OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)................................       4,130,137
                                                                                                 -------------
                  NET ASSETS (100.0%).........................................................   $ 626,819,986
                                                                                                 -------------
                                                                                                 -------------

------------------------------
(e)Collateralized by:
U.S. Treasury Bonds $54,463,000, 7.250% due 05/15/16
U.S. Treasury Notes $56,485,000, 4.750% due 11/15/08
Valued at $120,904,969

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Amortized Cost and Value            $274,155,849
Repurchase Agreement at Amortized Cost and Value    348,534,000
Cash                                                        416
Interest Receivable                                   4,331,478
Receivable for Expense Reimbursement                     33,121
Prepaid Expenses and Other Assets                         3,271
                                                   ------------
    Total Assets                                    627,058,135
                                                   ------------
LIABILITIES
Advisory Fee Payable                                    124,611
Administrative Services Fee Payable                      16,282
Accrued Trustees' Fees and Expenses                         711
Administration Fee Payable                                  521
Fund Services Fee Payable                                   336
Accrued Expenses                                         95,688
                                                   ------------
    Total Liabilities                                   238,149
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $626,819,986
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                 $20,325,768
EXPENSES
Advisory Fee                                       $  828,940
Administrative Services Fee                           109,831
Custodian Fees and Expenses                            59,804
Professional Fees and Expenses                         19,472
Fund Services Fee                                       8,635
Administration Fee                                      4,035
Trustees' Fees and Expenses                             3,320
Miscellaneous                                           7,563
                                                   ----------
    Total Expenses                                  1,041,600
Less: Reimbursement of Expenses                      (235,867)
                                                   ----------
NET EXPENSES                                                        805,733
                                                                -----------
NET INVESTMENT INCOME                                            19,520,035
NET REALIZED LOSS ON INVESTMENTS                                    (10,437)
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $19,509,598
                                                                -----------
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED     FOR THE FISCAL
                                                   APRIL 30, 1999      YEAR ENDED
                                                    (UNAUDITED)     OCTOBER 31, 1998
                                                   --------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   19,520,035   $     28,925,807
Net Realized Loss on Investments                          (10,437)           (11,600)
                                                   --------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                       19,509,598         28,914,207
                                                   --------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                       2,283,002,165      5,803,822,953
Withdrawals                                        (2,380,738,451)    (5,244,794,486)
                                                   --------------   ----------------
    Net Increase (Decrease) from Investors'
      Transactions                                    (97,736,286)       559,028,467
                                                   --------------   ----------------
    Total Increase (Decrease) in Net Assets           (78,226,688)       587,942,674
NET ASSETS
Beginning of Period                                   705,046,674        117,104,000
                                                   --------------   ----------------
End of Period                                      $  626,819,986   $    705,046,674
                                                   --------------   ----------------
                                                   --------------   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                            FOR THE PERIOD
                                                       FOR THE         FOR THE FISCAL        JULY 7, 1997
                                                   SIX MONTHS ENDED         YEAR           (COMMENCEMENT OF
                                                    APRIL 30, 1999    ENDED OCTOBER 31,   OPERATIONS) THROUGH
                                                     (UNAUDITED)            1998           OCTOBER 31, 1997
                                                   ----------------   -----------------   -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                                0.19%(a)             0.12%                0.04%(a)
  Net Investment Income                                       4.68%(a)             5.35%                5.52%(a)
  Expenses without Reimbursement                              0.25%(a)             0.27%                0.52%(a)

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE TREASURY MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Treasury Money Market Portfolio (the "portfolio") is one of two subtrusts ("portfolios") comprising Series Portfolio II. Series Portfolio II is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York on January 9, 1997. The portfolio commenced operations on July 7, 1997. The portfolio's investment objective is to provide high current income consistent with the preservation of capital and same-day liquidity. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) Investments are valued at amortized cost which approximates market value. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instruments.

      The portfolio's custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Expenses incurred by Series Portfolio II with respect to any two or more portfolios in Series Portfolio II are allocated in proportion to the net assets of each portfolio in Series Portfolio II, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   d) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The cost of securities is substantially the same for book and tax purposes.

THE TREASURY MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays JPMIM at an annual rate of 0.20% of the portfolio's average daily net assets up to $1 billion and 0.10% on any excess over $1 billion. For the six months ended April 30, 1999, such fees amounted to $828,940.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1999, the fee for these services amounted to $4,035.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J. P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 1999, the fee for these services amounted to $109,831.

THE TREASURY MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than the following respective percentages of average daily net assets of the portfolio for the periods indicated below:

August 1, 1998 - November 30, 1998.................................      0.15%
December 1, 1998 - Current.........................................      0.20%

      For the six months ended April 30, 1999, J.P. Morgan has agreed to reimburse the portfolio $235,867 for expenses under this agreement. The total operating expenses for the portfolio is a blended ratio which is based on reimbursements in effect for the six months ended April 30, 1999 and may not necessarily represent the actual amount incurred by an interest holder. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $8,635 for the six months ended April 30, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses.The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,800.

J.P. MORGAN INSTITUTIONAL SERVICE FUNDS

     PRIME MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND






FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800)766-7722.


J.P. MORGAN
INSTITUTIONAL
SERVICE TREASURY
MONEY MARKET FUND


SEMIANNUAL REPORT
APRIL 30, 1999